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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):             SEPTEMBER 13, 2001



                             EXTEN INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


    DELAWARE                     001-10221                       52-1412493
 (State or other                (Commission                   (I.R.S. Employer
  jurisdiction                  File Number)                 Identification No.)
of incorporation)


      9620 CHESAPEAKE DRIVE, SUITE 201, SAN DIEGO, CA         92123-1324
          (Address of principal executive offices)            (Zip Code)



       Registrant's telephone number, including area code: (858) 496-0173


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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On September 13, 2001, Exten Industries, Inc. (the "Company") acquired all of the capital stock of Multi-Cell Associates, Inc. ("Multi-Cell"), a development stage company that develops liver cells, cell lines and associated products for use in diagnostic and therapeutic applications, pursuant to a Stock Purchase Agreement by and among the Company, Multi-Cell and Multi-Cell Associates, Inc. Irrevocable Trust (the "Trust") and the Estate of Hugo O. Jauregui (the "Estate" and together with the Trust, the "Multi-Cell Shareholders"). The purchase price for this acquisition was $2,200,000, of which $750,000 was paid in cash and the remaining $1,450,000 was paid by means of issuance of 12,083,334 shares of Exten common stock, $0.01 par value per share, to the Multi-Cell Shareholders. There was no pre-existing relationship between the Company and the Multi-Cell Shareholders. The sources of the funds that the Company paid for this acquisition were working capital in the amount of $50,000 and loans in the amount of $700,000 from eight individual lenders, including the Chief Executive Officer and the President of the Company. The foregoing description of the terms of the acquisition is qualified in its entirety by reference to the Stock Purchase Agreement referenced above.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) The Company intends to file financial statements for Multi-Cell by November 27, 2001.

         (b) The Company intends to file pro forma financial statements relating to the acquisition of Multi-Cell by November 27, 2001.

Exhibit           Name of Exhibit
-------           ---------------

2.1 Stock Purchase Agreement by and among Exten Industries, Inc., Multi-Cell Associates, Inc., Multi-Cell Associates, Inc. Irrevocable Trust and The Estate of Hugo O. Jauregui, dated as of September 13, 2001

4.1 Registration Rights Agreement by and among Exten Industries, Inc., Multi-Cell Associates, Inc. Irrevocable Trust and The Estate of Hugo O. Jauregui, dated as of September 13, 2001

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         EXTEN INDUSTRIES, INC.


Date:  September 28, 2001                            By: /s/ W. Gerald Newmin
                                                         -----------------------
                                                         W. Gerald Newmin
                                                         Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit      Name of Exhibit
-------      ---------------

2.1 Stock Purchase Agreement by and among Exten Industries, Inc., Multi-Cell Associates, Inc., Multi-Cell Associates, Inc. Irrevocable Trust and The Estate of Hugo O. Jauregui, dated as of September 13, 2001

4.1 Registration Rights Agreement by and among Exten Industries, Inc., Multi-Cell Associates, Inc. Irrevocable Trust and The Estate of Hugo O. Jauregui, dated as of September 13, 2001